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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 9, 2010

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                         0-20600                       43-1311101
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
 organization)                                                      Number)


3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                  63044
(Address of principal executive offices)                           (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                     -1-

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On August 9, 2010, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2010. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial statements of businesses acquired. Not applicable.

      (b)  Pro forma financial information. Not applicable.

      (c)  Exhibits. See Exhibit Index.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 11, 2010

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Zsolt Rumy
                                          ------------------------------------
                                          Zsolt Rumy
                                          Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------

  99.1        Press Release, dated August 9, 2010.



                                     -4-

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

                                           ZOLTEK COMPANIES, INC.
                                         SUMMARY FINANCIAL RESULTS
                          (Amounts in thousands, except share and per share data)
                                                (Unaudited)

                                                                                     Three Months Ended
                                                                                  -------------------------
                                                                                   June 30,       June 30,
                                                                                     2010           2009
                                                                                  -------------------------
Net sales                                                                           $42,448        $30,306
Cost of sales, excluding available unused capacity costs                             34,333         21,515
Available unused capacity costs                                                       3,460          2,631
                                                                                  -------------------------
           Gross profit                                                               4,655          6,160
Application and development costs                                                     2,079          2,063
Selling, general and administrative expenses                                          3,455          4,322
                                                                                  -------------------------
OPERATING LOSS                                                                         (879)          (225)
Interest income                                                                           3             18
(Loss) gain on foreign currency transactions                                           (361)           842
Other income                                                                            155             51
Gain on derivative liabilities                                                          737              -
Interest expense, excluding amortization of financing fees and debt discount            (83)          (305)
Amortization of financing fees and debt discount                                          -         (1,137)
                                                                                  -------------------------
          LOSS BEFORE INCOME TAXES                                                     (428)          (756)
Income tax expense                                                                       16            673
                                                                                  -------------------------
NET LOSS                                                                              ($444)       ($1,429)
                                                                                  =========================

Basic and diluted loss per share                                                     ($0.01)        ($0.04)

Weighted average common shares outstanding - basic                                   34,405         34,396

Weighted average common shares outstanding - diluted                                 34,405         34,396



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
                                           ZOLTEK COMPANIES, INC.
                                         SUMMARY FINANCIAL RESULTS
                          (Amounts in thousands, except share and per share data)
                                                (Unaudited)

                                                                                      Nine Months Ended
                                                                                   ------------------------
                                                                                   June 30,       June 30,
                                                                                     2010           2009
                                                                                   ------------------------
Net sales                                                                           $97,344       $104,941
Cost of sales, excluding available unused capacity costs                             76,776         75,020
Available unused capacity costs                                                      10,514          4,382
                                                                                   ------------------------
           Gross profit                                                              10,054         25,539
Application and development costs                                                     6,029          5,513
Selling, general and administrative expenses                                         12,699         14,726
OPERATING (LOSS) INCOME                                                              (8,674)         5,300
Interest income                                                                          17            343
(Loss) gain on foreign currency transactions                                           (397)         2,092
Other income (expense), net                                                            (476)          (409)
Gain on derivative liabilities                                                        1,870              -
Interest expense, excluding amortization of financing fees and debt discount           (347)        (1,250)
Amortization of financing fees and debt discount                                       (289)        (4,694)
                                                                                   ------------------------
          (LOSS) INCOME BEFORE INCOME TAXES                                          (8,296)         1,382
Income tax expense (benefit)                                                         (2,383)         1,803
                                                                                   ------------------------
NET LOSS                                                                            ($5,913)         ($421)
                                                                                   ========================

Basic and diluted loss per share                                                     ($0.17)        ($0.01)

Weighted average common shares outstanding - basic                                   34,416         34,401

Weighted average common shares outstanding - diluted                                 34,416         34,401

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
                                           ZOLTEK COMPANIES, INC.
                                         CONSOLIDATED BALANCE SHEET
                          (Amounts in thousands, except share and per share data)
                                                (Unaudited)

                                                                               June 30,       September 30,
                                                                                 2010              2009
                                                                              -----------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents                                                  $18,618            $20,943
     Accounts receivable, less allowance for doubtful accounts of $186 and
       $2,356, respectively                                                      28,966             30,507
     Inventories, net                                                            35,308             48,058
     Other current assets                                                         8,435             10,100
                                                                              -----------------------------
          Total current assets                                                   91,327            109,608
Property and equipment, net                                                     219,166            256,910
Other assets                                                                        205                327
                                                                              -----------------------------
          Total assets                                                         $310,698           $366,845
                                                                              =============================

LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------
Current liabilities:
     Borrowings under credit lines                                               $7,980            $12,277
     Current maturities of long-term debt                                         1,006              4,159
     Trade accounts payable                                                       5,886              9,408
     Accrued expenses and other liabilities                                       7,587              6,845
     Construction payables                                                          592                792
                                                                              -----------------------------
          Total current liabilities                                              23,051             33,481
Long-term debt, less current maturities                                               -                981
Hungarian grant, long-term                                                        8,069             10,228
Deferred tax liabilities                                                          2,289              6,690
Derivative liabilities                                                            1,408                  -
                                                                              -----------------------------
          Total liabilities                                                      34,817             51,380
                                                                              -----------------------------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding                                               -                  -
     Common stock, $.01 par value, 50,000,000 shares authorized,
       34,401,942 and 34,424,441 shares issued and outstanding at
       June 30, 2010 and September 30, 2009, respectively                           344                344
     Additional paid-in capital                                                 480,315            494,311
     Accumulated other comprehensive loss                                       (50,637)           (18,405)
     Accumulated deficit                                                       (154,141)          (160,785)
                                                                              -----------------------------
          Total shareholders' equity                                            275,881            315,465
                                                                              -----------------------------
          Total liabilities and shareholders' equity                           $310,698           $366,845
                                                                              =============================

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
                                        ZOLTEK COMPANIES, INC.
                                      OPERATING SEGMENTS SUMMARY
                                        (Amounts in thousands)
                                              (Unaudited)

                                                        THREE MONTHS ENDED JUNE 30, 2010
                                            ----------------------------------------------------------
                                              CARBON         TECHNICAL        CORPORATE/
                                              FIBERS          FIBERS            OTHER          TOTAL
                                            ----------------------------------------------------------
Net sales                                     $35,260          $6,771            $417         $42,448
Cost of sales, excluding available unused
  capacity costs                               28,914           5,187             232          34,333
Available unused capacity costs                 3,189             271               -           3,460
Gross profit                                    3,157           1,313             185           4,655
Operating income (loss)                         1,279           1,065          (3,223)           (879)
Depreciation                                    3,369             349             212           3,930
Capital expenditures                              757              16               -             773

                                                        THREE MONTHS ENDED JUNE 30, 2009
                                            ----------------------------------------------------------
                                              CARBON         TECHNICAL        CORPORATE/
                                              FIBERS          FIBERS            OTHER          TOTAL
                                            ----------------------------------------------------------
Net sales                                     $25,012          $4,652            $642         $30,306
Cost of sales, excluding available unused
  capacity costs                               17,204           3,729             582          21,515
Available unused capacity costs                 2,392             239               -           2,631
Gross profit                                    5,416             684              60           6,160
Operating income (loss)                         2,284             297          (2,806)           (225)
Depreciation                                    3,259             413             296           3,968
Capital expenditures                            2,374              47               -           2,421

                                                         NINE MONTHS ENDED JUNE 30, 2010
                                            ----------------------------------------------------------
                                              CARBON         TECHNICAL        CORPORATE/
                                              FIBERS          FIBERS            OTHER          TOTAL
                                            ----------------------------------------------------------
Net sales                                     $78,856         $17,174          $1,314         $97,344
Cost of sales, excluding available unused
  capacity costs                               62,293          13,469           1,014          76,776
Available unused capacity costs                 9,349           1,165               -          10,514
Gross profit                                    7,214           2,540             300          10,054
Operating income (loss)                           944           1,857         (11,475)         (8,674)
Depreciation                                   10,082           1,241           1,024          12,347
Capital expenditures                            1,966             528             384           2,878

                                                         NINE MONTHS ENDED JUNE 30, 2009
                                            ----------------------------------------------------------
                                              CARBON         TECHNICAL        CORPORATE/
                                              FIBERS          FIBERS            OTHER          TOTAL
                                            ----------------------------------------------------------
Net sales                                     $86,641         $16,407          $1,893        $104,941
Cost of sales, excluding available unused
  capacity costs                               61,085          12,363           1,572          75,020
Available unused capacity costs                 3,594             788               -           4,382
Gross profit                                   21,962           3,256             321          25,539
Operating income (loss)                        13,518           1,430          (9,648)          5,300
Depreciation                                    9,923           1,222             849          11,994
Capital expenditures                           14,737             584             154          15,475


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